ALLIQUA BIOMEDICAL, INC. AND SUBSIDIARIES

Pro Forma Condensed Consolidated Balance Sheets

(Unaudited)

As of March 31, 2014

	Alliqua (a)	Choice (b)	Pro forma adjustments (c)	Pro forma adjustments (d)	Pro Forma Total
ASSETS:
Current Assets:
Cash and cash equivalents	$9,646,810	$26,030	$-	$(2,000,000)	$7,672,840
Accounts receivable	164,050	231,373	(231,373)	-	164,050
Inventory	501,071	328,071	-	-	829,142
Prepaid expenses and other current assets	138,622	-	-	-	138,622
Total current assets	10,450,553	585,474	(231,373)	(2,000,000)	8,804,654
Improvements and equipment, net	1,673,179	-	-	-	1,673,179
Intangible assets, net	2,151,929	-	-	2,683,000	4,834,929
Goodwill	425,969	-	-	3,662,899	4,088,868
Other assets	174,640	-	-	-	174,640
Debt issuance costs, net of accumulated amortization of $2,377	-	43,591	(43,591)	-	-
Total assets	$14,876,270	$629,065	$(274,964)	$4,345,899	19,576,270

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$757,767	$850,732	$(850,732)	$-	$757,767
Accrued expenses	1,775,495	1,676	(1,676)	-	1,775,495
Payable for distribution rights	233,333	-	-	-	233,333
Deferred revenue	78,000	-	-	-	78,000
Derivative liability	544,100	-	-	-	544,100
Deferred lease incentive liability - current	8,337	-	-	-	8,337
Asset based credit facility	-	86,488	(86,488)	-	-
Notes Payable	-	275,000	(275,000)	-	-
Other current liabilities	83,553	-	-	2,700,000	2,783,553
Total current liabilities	3,480,585	1,213,896	(1,213,896)	2,700,000	6,180,585
Related party convertible notes, net of discount	-	400,955	(400,955)	-	-
Deferred lease incentive liability	90,324	-	-	-	90,324
Deferred tax obligation	56,500	-	-	-	56,500
Total liabilities	3,627,409	1,614,851	(1,614,851)	2,700,000	6,327,409

Commitments and Contingencies

Redeemable Preferred Stock

Series A Convertible Preferred Stock, par value $0.0001 per share, 2,315,000 shares authorized; 1,610,500 and 1,723,000 shares issued and outstanding as of December 31, 2013 and December 31, 2012, respectively		3,221,000	(3,221,000)	-	-

Series B Convertible Preferred Stock, par value $0.0001 per share, 2,000,000 shares authorized; 1,127,296 shares issued and outstanding as of December 31, 2013 and December 31, 2012		2,254,592	(2,254,592)	-	-

Series C Convertible Preferred Stock, par value $0.0001 per share, 3,000,000 shares authorized; 2,201,237 and 2,101,237 shares issued and outstanding as of December 31, 2013 and December 31, 2012, respectively		2,147,185	(2,147,185)	-	-

Stockholders' Equity
Preferred Stock, par value $0.001 per share, 1,000,000 shares authorized, no shares issued and outstanding	-	-	-	-	-
Common Stock, par value $0.001 per share, 45,714,286 shares authorized; 12,533,366 and 11,484,191 shares issued and outstanding as of March 31, 2014 and December 31, 2013, respectively	12,533	172	(172)		12,533
Additional paid-in capital	64,869,769	630,939	(630,939)	2,000,000	66,869,769
Subscription receivable	-	(91,000)	91,000	-	-
Accumulated deficit	(53,633,441)	(9,148,674)	9,502,775	(354,101)	(53,633,441)
Total stockholders' equity	11,248,861	(985,786)	1,339,887	1,645,899	13,248,861
Total liabilities and stockholders' equity	$14,876,270	$629,065	$(274,964)	$4,345,899	$19,576,270

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ALLIQUA BIOMEDICAL, INC. AND SUBSIDIARIES

Pro Forma Condensed Consolidated Statements of Operations

(Unaudited)

For the Year Ended December 31, 2013

	Alliqua (a)	Choice (b)	Pro forma adjustments (c)	Pro Forma Total
Revenue, net of returns, allowances and discounts	$1,797,745	$1,796,188	$-	$3,593,933

Cost of revenues	2,097,033	612,605	-	2,709,638

Gross (loss) profit	(299,288)	1,183,583	-	884,295

Operating expenses
Selling, general and administrative	11,669,998	1,946,880	268,300	13,885,178
Research and product development	63,204	-	-	63,204
Impairment of in-process research and development	8,100,000	-	-	8,100,000
Total operating expenses	19,833,202	1,946,880	268,300	22,048,382

Loss from operations	(20,132,490)	(763,297)	(268,300)	(21,164,087)

Other income (expense)
Interest expense	(4,807)	(56,767)	-	(61,574)
Interest income	2,913	-	-	2,913
Change in value of warrant liability	(1,833,498)	-	-	(1,833,498)
Total other (expense) income	(1,835,392)	(56,767)	-	(1,892,159)

Income tax provision	9,000	-	-	9,000

Net loss	(21,976,882)	(820,064)	(268,300)	(23,065,246)

Deemed dividend to preferred stockholders	(462,006)	-	-	(462,006)
Net loss attributable to common stockholders	$(22,438,888)	$(820,064)	$(268,300)	$(23,527,252)

Basic and diluted net loss per common share	$(3.14)	-	-	$(3.17)

Weighted average shares used in computing basic and diluted net loss per common share	7,140,613	-	274,771	7,415,384

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ALLIQUA BIOMEDICAL, INC. AND SUBSIDIARIES

Pro Forma Condensed Consolidated Statements of Operations

(Unaudited)

For the Three Months Ended March 31, 2014

	Alliqua (a)	Choice (b)	Pro forma adjustments (c)	Pro Forma Total
Revenue, net of returns, allowances and discounts	$590,575	$460,634	$-	$1,051,209

Cost of revenues	631,699	139,246	-	770,945

Gross (loss) profit	(41,124)	321,388	-	280,264

Operating expenses
Selling, general and administrative	8,712,526	682,489	67,075	9,462,090
Total operating expenses	8,712,526	682,489	67,075	9,462,090

Loss from operations	(8,753,650)	(361,101)	(67,075)	(9,181,826)

Other income (expense)
Interest expense	(292)	(23,728)	-	(24,020)
Interest income	4,547	-	-	4,547
Change in value of warrant liability	(283,267)	-	-	(283,267)
Total other (expense) income	(279,012)	(23,728)	-	(302,740)

Income tax provision	3,500	-	-	3,500

Net loss	$(9,036,162)	(384,829)	(67,075)	$(9,488,066)

Basic and diluted net loss per common share	$(0.73)	-	-	$(0.75)

Weighted average shares used in computing basic and diluted net loss per common share	12,356,096	-	274,771	12,630,867

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ALLIQUA BIOMEDICAL, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – ACQUISITION

On May 5, 2014, Alliqua Biomedical Inc. (“Alliqua”) acquired all outstanding equity interests of Choice Therapeutics, Inc. (“Choice”). The acquisition was accounted for using the purchase method in accordance with ASC 805, “Business Combinations”.

NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the condensed combined balance sheet give effect to the acquisition of Choice as if the transaction had occurred on March 31, 2014. The pro forma adjustments to the condensed consolidated statements of operations for the three months ended March 31, 2014 and year ended December 31, 2013 give effect to the acquisition of Choice as if the transactions had had been completed as the beginning of the periods indicated.

Balance Sheet – March 31, 2014

a.	Derived from the unaudited balance sheet of Alliqua as of March 31, 2014 contained in the Form 10-Q filed with the SEC on May 12, 2014.
b.	Derived from the unaudited balance sheet of Choice as of March 31, 2014 contained within this filing.
c.	Represents certain assets and liabilities of Choice which were excluded from the acquisition.
d.	Reflects the acquisition of Choice based on the preliminary allocation of consideration paid.

The following table summarizes the estimated fair values of the assets acquired.

Consideration paid:	$6,700,000

Assets acquired:
Cash	26,030
Inventory	328,071
Intangibles	2,683,000
Goodwill	3,662,899
Net assets acquired	$6,700,000

The cost of the transaction was allocated to the tangible and intangible assets and liabilities assumed based on estimates of their respective fair values at the date of acquisition with the remaining unallocated purchase price recorded as goodwill. The consideration paid consists of an aggregate cash payment of $2,000,000, 274,771 total shares of Alliqua’s common stock, par value $0.001 per share, at a per share purchase price equal to $7.29, or approximately $2,000,000, and contingent consideration of $2,700,000.

Management is responsible for the valuation of net assets and considered a number of factors when estimating the fair values and estimated useful lives of acquired assets and liabilities.

Statement of Operations - For the Year Ended December 31, 2013

a)	Derived from the audited statement of operations of Alliqua for the year ended December 31, 2013 contained in the Form 10-K filed with the SEC on March 24, 2014.

b)	Derived from the audited statement of operations of Choice for the year ended December 31, 2013 contained within this filing.

c)	Amortization of intangibles acquired.

Statement of Operations - For the Three Months Ended March 31, 2014

a)	Derived from the unaudited statement of operations of Alliqua for the three months ended March 31, 2014 contained in the Form 10-Q filed with the SEC on May 12, 2014.

b)	Derived from the unaudited statement of operations of Choice for the three months ended March 31, 2014 contained within this filing.

c)	Amortization of intangibles acquired.